SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: May 26, 2005
                        ---------------------------------
                        (Date of earliest event reported)

                         Sure Trace Security Corporation
                              (A Utah Corporation)
                            ------------------------
             (Exact name of registrant as specified in its chapter)


         Utah                       7389                  84-0959153
        --------                    ----                  ---------
(State or other              (Primary Standard         (IRS Employer
jurisdiction of              Classification Code       Identification No.)
incorporation)                    Number)


           1530 Chestnut Street, Suite 400, Philadelphia, PA USA 19102
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          (Address of principal executive offices, including zip code)

                             Telephone: 267-968-7778
                             -----------------------
              (Registrant's telephone number, including area code)

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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.
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On May 25, 2005, the Company appointed Michael Cimino to the positions of
President of the Company and Vice Chairman of the Board of Directors. On the same date, the Company appointed Ron Bell to the position of head of Operations and Sales. James MacKay will provide continued services under the title of Founder.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereonto duly authorized.

/s/ Michael Cimino
_________________________
Michael Cimino
President/Vice Chairman
Date: May 26, 2005